UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

SHUTTERFLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SFLY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

As previously disclosed on June 10, 2019 in the Current Report on Form 8-K (the “June Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) by Shutterfly, Inc., a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger dated as of June 10, 2019 (the “Merger Agreement”) with Photo Holdings, LLC, a Delaware limited liability company (“Parent”), and Photo Holdings Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on September 25, 2019 (the “Closing Date”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of certain funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc. (together with its consolidated subsidiaries, “Apollo”).

Item 2.01.	Completion of Acquisition or Disposition of Assets

On the Closing Date, Parent completed the acquisition of the Company through the Merger. At the effective time of the Merger (the “Effective Time”), each share (a “Share”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned, directly or indirectly, immediately prior to the Effective Time by Parent, Merger Sub, any wholly owned subsidiary of Parent or Merger Sub or any person that owns, directly or indirectly, all of the outstanding stock of Merger Sub, and (ii) Shares owned, directly or indirectly, by the Company as treasury stock immediately prior to the Effective Time, in each case, which Shares shall be cancelled and extinguished without any conversion or payment of any property or consideration, and shall cease to exist (the “Excluded Shares”)) was converted into the right to receive $51.00 per Share in cash, without interest and subject to tax withholding (the “Merger Consideration”).

The aggregate consideration paid by Parent in the Merger to the Company’s stockholders was approximately $1.8 billion. The source of the funds for the consideration paid by Parent in the Merger was a combination of equity contributions from the Apollo Funds, as well as proceeds from debt financing.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the June Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified The Nasdaq Global Select Market (“Nasdaq”) on the Closing Date that the certificate of merger relating to the Merger had been filed with the State of Delaware and that, at the Effective Time, each outstanding Share (other than Excluded Shares) was converted into the right to receive the Merger Consideration. The Company requested that Nasdaq delist its Common Stock on September 25, 2019, and as a result, trading of the Common Stock on Nasdaq was suspended prior to the opening of Nasdaq on September 25, 2019. The Company also requested Nasdaq to file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of its Common Stock from Nasdaq and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Company.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each of the Company’s directors other than Ryan O’Hara resigned as a member of the Company’s board of directors and a member of the committees of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

At the Effective Time, in accordance with the Company’s bylaws and Section 141(k) of the Delaware General Corporation Law, Parent, as the sole stockholder of the Company, reduced the size of the Board to three members and elected Jason Sebring and Michael Pope to the board of directors of the Company, effective immediately.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

At the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Merger, was amended and restated to be in substantially the form of the certificate of incorporation set forth as Exhibit B to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”). In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Merger, were amended and restated to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time other than to change the name of Merger Sub thereunder to be the name of the Company (the “Amended and Restated Bylaws”). Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On the Closing Date, the Company and Apollo issued a joint press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated June 10, 2019, by and among Photo Holdings, LLC, Photo Holdings Merger Sub, Inc., and Shutterfly, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 10, 2019).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.

99.1	Joint Press Release of the Company and Apollo dated September 25, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERFLY, INC.

September 25, 2019	By:	/s/ Jason Sebring
	Name:	Jason Sebring
	Title:	Vice President and General Counsel